Note 13 - Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]

Note 13 – Subsequent Events

Merger with the Completion and Production Services Business of Nabors Industries, Ltd.

On March 24, 2015, Legacy C&J and Nabors completed the combination of Legacy C&J with the C&P Business. The resulting combined company, which has been renamed C&J Energy Services Ltd., is now one of the largest completion and production services providers in North America led by the former management team of Legacy C&J. At the closing of the combination, Nabors received total consideration of $1.4 billion in the form of $688.1 million in cash, $5.5 million in cash to reimburse Nabors for operating assets acquired prior to March 24, 2015, and $714.8 million in C&J common stock. The C&J common stock value was based upon Legacy C&J’s closing stock price on March 23, 2015 and consisted of approximately 62.5 million C&J common shares issued to Nabors and approximately 0.4 million designated C&J common shares attributable to replacement restricted stock and stock option awards issued to certain employees of the C&P Business for the pre-transaction employee service period. Upon the closing of the combination, Nabors owns approximately 53% of the outstanding and issued common stock of C&J, with the remainder held by former Legacy C&J shareholders.

The Merger is being accounted for using the acquisition method of accounting for business combinations. In applying the acquisition method of accounting, Legacy C&J and Nabors were required to determine both the accounting acquirer and the accounting acquiree with the accounting acquirer deemed to be the party possessing the controlling financial interest. Irrespective of Nabors 53% common stock ownership in C&J, Legacy C&J and Nabors determined that Legacy C&J possessed the controlling financial interest, based on, among other factors, the presence of a majority of Legacy C&J directors on the C&J board of directors and through the composition of the C&J senior management consisting almost entirely of the executive officers of Legacy C&J. Legacy C&J and Nabors therefore concluded the business combination should be treated as a reverse acquisition with Legacy C&J as the accounting acquirer.

C&J financed the cash portion of the Merger under a new credit facility which provides for senior secured credit debt in an aggregate principal amount of $1.66 billion.

The preliminary purchase price has been allocated to the net assets acquired based upon their estimated fair values, as shown below (in thousands). The estimated fair values of certain assets and liabilities, including accounts receivable, inventory, property plant and equipment, other intangible assets, taxes (including uncertain tax positions), and contingencies require significant judgments and estimates. As a result, the provisional measurements below are preliminary and subject to change during the measurement period and such changes could be material. Valuations are not complete primarily due to the timing of the Merger. C&J continues to assess the fair values of the assets acquired and liabilities assumed.

The preliminary purchase price was allocated to the net assets acquired based upon their estimated fair values, as follows

(in thousands):

Accounts Receivable	$262,973
Inventory	35,491
Other current assets	8,857
Property, plant and equipment	1,024,622
Goodwill	444,162
Other intangible assets	28,300
Other assets	11,171
Total assets acquired	1,815,576
Accounts Payable	(195,913)
Other current liabilities	(23,813)
Deferred income taxes	(187,515)
Total liabilites assumed	(407,241)
Net assets acquired	$1,408,335